Exhibit 21.1

LIST OF SUBSIDIARIES OF ALTICE USA, INC.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
1015 Tiffany Street Corporation	Delaware
1047 E 46th Street Corporation	Delaware
111 New South Road Corporation	Delaware
1111 Stewart Corporation	Delaware
1144 Route 109 Corp.	Delaware
151 S. Fulton Street Corporation	Delaware
2234 Fulton street Corporation	Delaware
389 Adams street Corporation	Delaware
4Connections LLC	New Jersey
A R H, LTD.	Colorado
doing business as Suddenlink Communications - CO	Colorado, West Virginia
A-R Cable Services — NY, Inc.	New York
Altice Media Solutions LLC	Delaware
Altics US Finance I Corporation	Delaware
Altice USA Employee Disaster Relief Fund	Delaware
Altice, USA, Inc.	Delaware
doing business as Altice	New York
doing business as Altice USA	New York
Appalachian Communications, LLC	Delaware
Audience Partners Canada, Inc.	Canada
Audience Partners, LLC	Pennsylvania
BBHI Holdings LLC	Delaware
Cable Systems, Inc.	Kansas
doing business as Suddenlink Communications	Kansas, West Virginia
Cablevision Lightpath CT LLC	Delaware
Cablevision Lightpath NY LLC	Delaware
Cablevision Lightpath, Inc.	Delaware
Cablevision NYI L.L.C.	Delaware
Cablevision Of Brookhaven, Inc.	Delaware
Cablevision Of Hudson County, LLC	Delaware
Cablevision Of Litchfield, Inc.	Delaware
Cablevision Of Monmouth, LLC	Delaware
Cablevision Of New Jersey, LLC	Delaware
Cablevision Of Newark	New York
Cablevision Of Oakland, LLC	Delaware
Cablevision of Ossining Limited Partnership	Massachusetts
Cablevision Of Paterson, LLC	Delaware
doing business as Cablevision of Allamuchy	New Jersey
Cablevision of Rockland/Ramapo, LLC	Delaware
Cablevision Of Southern Westchester, Inc.	New York
Cablevision Of Wappingers Falls, Inc.	Delaware
Cablevision Of Warwick, LLC	Delaware
Cablevision Real Estate Corporation	New York
Cablevision Systems Brookline Corporation	Delaware
Cablevision Systems Corporation	Delaware
Cablevision Systems Dutchess Corporation	New York
Cablevision Systems East Hampton Corporation	New York
Cablevision Systems Great Neck Corporation	New York
Cablevision Systems Huntington Corporation	New York

Cablevision Systems Islip Corporation	New York
Cablevision Systems Long Island Corporation	New York
Cablevision Systems New York City Corporation	Delaware
Cablevision Systems Suffolk Corporation	New York
Cablevision Systems Westchester Corporation	New York
Cebridge Acquisition, L.P.	Delaware
doing business as Cebridge Connections	Arkansas, North Carolina, Ohio, Virginia
doing business as Cebridge Connections OK	Oklahoma
doing business as Suddenlink Communications	Arkansas, California, Delaware, Louisiana, Mississippi, Missouri, New Mexico, North Carolina, Oklahoma, Texas
doing business as Suddenlink Communications VI	Kentucky
doing business as Suddenlink Media	Arkansas, California, Delaware, Louisiana, Mississippi, Missouri, New Mexico, North Carolina, Oklahoma, Texas
Cebridge Acquisition, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Kentucky, Ohio, Virginia, West Virginia
doing business as Suddenlink Media	Ohio, Virginia, West Virginia
doing business as Suddenlink Media I	Kentucky
Cebridge Connections Equipment Sales, LLC	Delaware
doing business as Suddenlink Communications	California
Cebridge Connections Finance Corp.	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Connections, Inc.	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Corporation	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge General, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Limited, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Telecom CA, LLC	Delaware
doing business as Suddenlink Communications	Delaware, California
Cebridge Telecom General, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Telecom ID, LLC	Delaware
doing business as Suddenlink Communications	Idaho
Cebridge Telecom IN, LLC	Delaware
doing business as Suddenlink Communications	Indiana
Cebridge Telecom KS, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Kansas
Cebridge Telecom KY, LLC	Delaware
doing business as Suddenlink Communications	Delaware
doing business as Suddenlink Communications V	Kentucky
Cebridge Telecom LA, LLC	Delaware
doing business as Suddenlink Communications	Delaware
doing business as Suddenlink Communications LA	Louisiana
doing business as Suddenlink LA	Louisiana
Cebridge Telecom Limited, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Telecom MO, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Missouri
Cebridge Telecom MS, LLC	Delaware

doing business as Suddenlink Communications	Delaware, Mississippi
Cebridge Telecom NC, LLC	Delaware
doing business as Suddenlink Communications	Delaware, North Carolina
doing business as Cox Business Services	North Carolina
doing business as Cox Communications	North Carolina
Cebridge Telecom NM, LLC	Delaware
doing business as Suddenlink Communications	New Mexico
Cebridge Telecom OH, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Ohio
Cebridge Telecom OK, LLC	Oklahoma
doing business as Suddenlink Communications	Delaware
doing business as Suddenlink Communications OK	Oklahoma
doing business as Cebridge Communications Telecom	Oklahoma
Cebridge Telecom TX, L.P.	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Telecom VA, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Virginia
Cebridge Telecom WV, LLC	Delaware
doing business as Suddenlink Communications	Delaware, West Virginia
doing business as Cebridge Connections	West Virginia
Cequel Capital Corporation	Delaware
Cequel Communications Access Services, LLC	Delaware
Cequel Communications Holdco, LLC	Delaware
Cequel Communications Holdings I, LLC	Delaware
Cequel Communications Holdings II, LLC	Delaware
Cequel Communications Holdings, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cequel Communications II, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cequel Communications III, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cequel Communications IV, LLC	Delaware
doing business as Suddenlink Communications	Arkansas
Cequel Communications V, LLC	Delaware
Cequel Communications, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Missouri
Cequel Corporation	Delaware
Cequel III Communications I, LLC	Delaware
doing business as Suddenlink Communications	California, Idaho, Ohio, Texas, West Virginia
doing business as Cebridge Connections	Delaware, Idaho, Texas, Virginia, West Virginia
doing business as Suddenlink Communications IV	Kentucky
doing business as Suddenlink Communications VI	Louisiana
Cequel III Communications II, LLC	Delaware
doing business as Suddenlink Communications	Arkansas, Delaware, Indiana, Missouri, North Carolina, Ohio, West Virginia
doing business as Cebridge Connections	Arkansas, Delaware, Illinois, Indiana, Pennsylvania, Virginia, West Virginia
doing business as Suddenlink Communications II	Illinois, Kentucky
Classic Cable of Lousiana, L.L.C.	Louisiana
doing business as Classic Cable	Louisiana
doing business as Correctional Cable	Louisiana
doing business as Suddenlink Communications IV	Louisiana
Classic Cable of Oklahoma, Inc.	Delaware

doing business as Cebridge Connections	Delaware, Oklahoma
doing business as Suddenlink Communications	Delaware
doing business as Cable Network Advertising	Oklahoma
doing business as Correctional Cable	Oklahoma
doing business as Suddenlink Communications II	Oklahoma
Classic Cable, Inc.	Delaware
doing business as Suddenlink Communications	Delaware
Classic Communications, Inc.	Delaware
doing business as Cebridge Connections, Inc.	Delaware
doing business as Suddenlink Communications	Delaware
doing business as Cebridge Connections, Inc.	Texas
Coram Route 112 Corporation	Delaware
CCG Holdings, LLC	Delaware
doing business as Clearview Cinemas	New Jersey, New York, Pennsylvania
CSC Acquisition Corporation	Delaware
CSC Acquisition-MA, Inc.	Delaware
CSC Acquisition-NY, Inc.	New York
CSC Gateway, LLC	Delaware
CSC Holdings, LLC	Delaware
CSC Investments LLC	Delaware
CSC MVDDS LLC	Delaware
CSC NASSAU II, LLC	Delaware
CSC Optimum Holdings, LLC	Delaware
CSC T Holdings I, INC.	Delaware
CSC T Holdings II, INC.	Delaware
CSC T Holdings III, INC.	Delaware
CSC T Holdings IV, INC.	Delaware
CSC Technology, LLC	Delaware
CSC TKR, LLC	Delaware
doing business as Cablevision of Elizabeth	New Jersey
doing business as Cablevision of Hamilton	New Jersey
doing business as Cablevision of Morris	New Jersey
doing business as Cablevision of Raritan Valley	New Jersey
CSC Transport II, Inc.	Delaware
CSC Transport III, Inc.	Delaware
CSC Transport, Inc.	Delaware
CSC VT, Inc.	Vermont
DTV Norwich LLC	Delaware
Excell Communications, Inc.	Alabama
Friendship Cable Of Arkansas, Inc.	Texas
doing business as Cable Network Advertising	Arkansas
doing business as Cebridge Connections	Arkansas, Texas
doing business as Classic Cable	Arkansas
doing business as Classic Communications	Arkansas, Missouri
doing business as Correctional Cable	Arkansas, Missouri, Texas
doing business as Friendship Cable	Arkansas
doing business as Suddenlink Communications	Arkansas, Missouri, Texas
doing business as Suddenlink Communications V	Arkansas
Friendship Cable Of Texas, Inc.	Texas
doing business as Suddenlink Communications	California, Indiana, New Jersey, Ohio, Texas, West Virginia, Wisconsin
doing business as Cebridge Connections	Colorado, Pennsylvania, Texas
doing business as Correctional Cable	Colorado, Illinois, Indiana, Iowa, Kentucky, Maryland,

Michigan, Montana, New York, North Carolina, North Dakota, Ohio, Pennsylvania, Tennessee, Texas, Virginia, West Virginia, Wisconsin
doing business as Suddenlink Communications I	Colorado, Illinois, Kentucky, Louisiana, Michigan, Tennessee
doing business as Classic Cable	Indiana, Kentucky, North Carolina, Pennsylvania, Virginia, West Virginia
doing business as Classic Communications	Indiana, Kentucky, North Carolina, Pennsylvania, West Virginia
doing business as Cable Network Advertising	Kentucky, North Carolina, Pennsylvania, Texas, Virginia, West Virginia
doing business as Correctional Cable TV	New Jersey
Frowein Road Corporation	Delaware
Hornell Television Services, Inc.	New York
doing business as Charter Communications	New York
doing business as Suddenlink Communications	West Virginia
I24 US, LLC	Delaware
Kingwood Holdings, LLC	Delaware
Kingwood Security Services, LLC	Delaware
doing business as Suddenlink Security	Arizona, Arkansas, Kentucky, Louisiana, Mississippi, Missouri, North Carolina, Ohio, Texas, West Virginia
doing business as Correctional Cable	Nevada
Lightpath VOIP, LLC	Delaware
Mercury Voice and Data, LLC	Delaware
doing business as Suddenlink Communications	Arizona, California, Delaware, Missouri, Nevada
MSGVN LLC	Delaware
N12N LLC	Delaware
Nes 12 Company	New York
doing business as 12 Long Island	New York
News 12 Connecticut LLC	Delaware
News 12 Holding LLC	Delaware
News 12 II Holding LLC	Delaware
News 12 Interactive LLC	Delaware
News 12 Networks LLC	Delaware
News 12 New Jersey Holding LLC	Delaware
News 12 New Jersey II Holding LLC	Delaware
News 12 New Jersey LLC	Delaware
News 12 The Bronx Holding LLC	Delaware
News 12 The Bronx, L.L.C.	Delaware
News 12 Traffic and Weather LLC	Delaware
News 12 Varsity Network LLC	Delaware
News 12 Westchester LLC	Delaware
Newsday Holdings LLC	Delaware
Newsday LLC	Delaware
NMG Holdings, INC.	Delaware
NPG Cable, LLC	Delaware
doing business as Suddenlink Communications	Arizona, California, Delaware, Missouri, Nevada
NPG DIGITAL PHONE, LLC	Delaware
doing business as Suddenlink Communications	Arizona, California, Delaware, Missouri
Ntelligis Holdings, LLC	Delaware
Ntelligis, LLC	Delaware
NY OV LLC	Delaware
ORBIS1, L.L.C.	Louisiana
OV LLC	Delaware

Petra Cablevision Corp.	New York
Princeton Video Image Israel, Ltd.	Israel
PVI Holding, LLC	Delaware
PVI Philippines Corporation	Delaware
PVI Virtual Media Services, LLC	Delaware
Rainbow Mvdds Company LLC	Delaware
Rasco Holdings LLC	Delaware
RMVDDS LLC (OMGFAST!)	Delaware
doing business as OMGFAST!	Florida
Samson Cablevision Corp.	New York
SL3TV, LLC	Delaware
Suffolk Cable Corporation	New York
Suffolk Cable Of Shelter Island, Inc.	New York
Suffolk Cable Of Smithtown, Inc.	New York
TCA Communications, L.L.C.	Texas
doing business as Suddenlink Communications	Arkansas, Texas
Telerama, Inc.	Ohio
The New York Interconnect L.L.C.	Delaware
Tristate Digital Group LLC	Delaware
Universal Cable Holdings, Inc.	Delaware
doing business as Suddenlink Communications	Arizona, California, Colorado, Delaware, Illinois, Indiana, Maryland, Nebraska, New Jersey, Ohio, Tennessee, Texas, Washington, West Virginia
doing business as Suddenlink Communications III	Kentucky, Louisiana, Oklahoma
doing business as Correctional Cable	Nebraska, Texas
doing business as Correctional Cable TV	New Jersey
W.K. Communications, Inc.	Kansas
doing business as Suddenlink Communications	Missouri
WIFI CT-NJ LLC	Delaware
WIFI NY LLC	Delaware